Exhibit 10.21

HARBINGER GROUP INC.
2011 OMNIBUS EQUITY AWARD PLAN, AS AMENDED

FORM OF RESTRICTED STOCK AWARD AGREEMENT
THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”), is made, effective as of [insert date] (hereinafter the “Date of Grant”), between Harbinger Group Inc. (the “Company”), and [insert name] (the “Participant”).
R E C I T A L S:
WHEREAS, the Company has adopted the Harbinger Group Inc. 2011 Omnibus Equity Award Plan, as amended (the “Plan”), pursuant to which awards of Restricted Stock may be granted; and
WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant to the Participant an award of Restricted Stock as provided herein and subject to the terms set forth herein.
NOW THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:
1.Grant of Restricted Stock. The Company hereby grants on the Date of Grant to the Participant a total of [ ] shares of Restricted Stock (the “Restricted Shares”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan. The Restricted Shares shall vest in accordance with Section 3 hereof.
2.Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. In the event of a conflict between the Plan and this Agreement, the terms and conditions of the Plan shall govern. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

3.Terms and Conditions.
(a)Vesting and Forfeiture. The Restricted Shares subject thereto shall be one hundred percent (100%) unvested as of the Date of Grant. Except as otherwise provided in the Plan and this Agreement, and contingent upon the Participant’s continued service to the Company through [insert date] (the “Vesting Date”), the Restricted Shares shall vest and become non-forfeitable on the Vesting Date.
(b)Transfer Restrictions; Holding Requirement. Prior to the Vesting Date, the Restricted Shares granted hereunder may not be sold, pledged, loaned, gifted or otherwise transferred (other than by will or the laws of descent and distribution) and may not be subject to lien, garnishment, attachment or other legal process. In addition, the Participant agrees to comply with any written holding requirement policy adopted by the Company for members of the Board.
(c)Issuance. The Restricted Shares shall be issued by the Company and shall be registered in the Participant’s name on the stock transfer books of the Company promptly after the date hereof in book-entry form, subject to the Company’s directions at all times prior to the date the Restricted Shares vest. As a condition to the receipt of the Restricted Shares, the Participant shall at the request of the Company deliver to the Company one or more stock powers, duly endorsed in blank, relating to the Restricted Shares. The Committee may cause a legend or legends to be put on any stock certificate relating to the Restricted Shares to make appropriate reference to such restrictions as the Committee may deem advisable under the Plan or as may be required by the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange that lists the Restricted Shares, and any applicable federal or state laws.
(d)Effect of Termination of Service. If the Participant’s service as a member of the Board terminates prior to the Vesting Date for any reason, the Restricted Shares shall be forfeited without consideration to the Participant on the date of termination of service.
(e)Rights as a Stockholder; Dividends. The Participant shall be the record owner of the Restricted Shares unless and until such shares are forfeited pursuant to Section 3(d) hereof or sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Shares; provided, that any cash or in-kind dividends paid with respect to unvested Restricted Shares shall be withheld by the Company and shall be paid to the Participant, without interest, only when, and if, such Restricted Shares shall become vested.
(f)Taxes and Withholding. The Participant shall be responsible for all income taxes payable in respect of the Restricted Shares. Upon the vesting of the Restricted Shares, the Participant shall be required to pay to the Company, and the Company shall have the right and is hereby authorized to withhold any cash, shares of Common Stock, other securities or other property deliverable under the Restricted Shares or from any compensation or other amounts owing to a Participant, the amount (in cash, Restricted Shares, other securities or other property) of any required withholding taxes in respect of the Restricted Shares, and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes, if applicable. In addition, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and which would not result in adverse accounting to the Company) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of Restricted Shares otherwise issuable or deliverable pursuant to the vesting of the Restricted Shares a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability). The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company will, to the extent permitted by law, have the right to deduct any such withholding taxes from any payment of any kind otherwise due to Participant.
4.Miscellaneous.
(a)Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:
if to the Company:
Harbinger Group Inc.
450 Park Avenue
30th Floor
New York, NY, 10225
Facsimile: 212 906 8559
Attention: Legal Department

if to the Participant, at the Participant’s last known address on file with the Company.
All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.
(b)Clawback/Forfeiture. If the Participant receives any amount in excess of what the Participant should have received with respect to the Restricted Shares for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company upon 30 days prior written demand by the Committee. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act), the Restricted Shares shall be subject to any required clawback, forfeiture or similar requirement.
(c)Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
(d)No Rights to Service. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the rights of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.
(e)Bound by Plan. By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.
(f)Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
(g)Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.
(h)Section 409A. It is intended that the Restricted Shares be exempt from or comply with Section 409A of the Code and this Agreement shall be interpreted consistent therewith. This Agreement is subject to Section 15(t) of the Plan.
(i)Electronic Delivery. By executing this Agreement, the Participant hereby consents to the electronic delivery of prospectuses, annual reports and other information required to be delivered by Securities and Exchange Commission rules. This consent may be revoked in writing by the Participant at any time upon three business days’ notice to the Company, in which case subsequent prospectuses, annual reports and other information will be delivered in hard copy to the Participant.
(j)Securities Laws. The Participant agrees that the obligation of the Company to issue Restricted Shares shall also be subject, as conditions precedent, to compliance with applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, state securities or corporation laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed.
(k)Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.
(l)Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.
(m)Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.
(n)Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement.
Harbinger Group Inc.

By:
Title:

[insert name]

HARBINGER GROUP INC.
2011 OMNIBUS EQUITY AWARD PLAN, AS AMENDED

FORM OF RESTRICTED STOCK UNIT AGREEMENT
THIS RESTRICTED STOCK UNIT AGREEMENT (the “Agreement”), is made, effective as of [insert date] (hereinafter the “Date of Grant”), between Harbinger Group Inc. (the “Company”), and [insert name] (the “Participant”).
R E C I T A L S:
WHEREAS, the Company has adopted the Harbinger Group Inc. 2011 Omnibus Equity Award Plan, as amended (the “Plan”), pursuant to which awards of Restricted Stock Units may be granted; and
WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant to the Participant an award of Restricted Stock Units as provided herein and subject to the terms set forth herein.
NOW THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:
5.Grant of Restricted Stock Units. The Company hereby grants on the Date of Grant to the Participant a total of [ ] Restricted Stock Units (the “Award”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan. Such Restricted Stock Units shall be credited to a separate account maintained for the Participant on the books of the Company (the “Account”). On any given date, the value of each Restricted Stock Unit comprising the Award shall equal the Fair Market Value of one share of Common Stock. The Award shall vest and settle in accordance with Section 3 hereof.
6.Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. In the event of a conflict between the Plan and this Agreement, the terms and conditions of the Plan shall govern. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

7.Terms and Conditions.
(a)Vesting, Settlement and Forfeiture. The Award and all Restricted Stock Units subject thereto shall be one hundred percent (100%) unvested as of the Date of Grant. Except as otherwise provided in the Plan and this Agreement, and contingent upon the Participant’s continued service to the Company through [insert date] (the “Vesting Date”), the Award shall vest and become non-forfeitable on the Vesting Date. The Restricted Stock Units shall be settled as soon as practicable following the Vesting Date (the “Settlement Date”), but in no event later than March 15 of the year following such first anniversary. On the Settlement Date, the Company shall (i) issue (in book-entry form) in the name of the Participant one share of Common Stock (each, an “RSU Share”) for each Restricted Stock Unit (and, upon such settlement, the Restricted Stock Units shall cease to be credited to the Account) and (ii) enter the Participant’s name as a stockholder of record in respect thereof on the books of the Company. The Participant agrees to comply with any written holding requirement policy adopted by the company for members of the Board.
(b)Transfer Restrictions. The Award granted hereunder may not be sold, pledged, loaned, gifted or otherwise transferred (other than by will or the laws of descent and distribution) and may not be subject to lien, garnishment, attachment or other legal process. The Participant acknowledges and agrees that, with respect to each Restricted Stock Unit credited to his Account, he has no voting rights with respect to the Company unless and until each such Restricted Stock Unit is settled in RSU Shares pursuant to Section 3(a) hereof. In addition, the Participant agrees to comply with any written holding requirement policy adopted by the Company for members of the Board
(c)Effect of Termination of Service. If the Participant’s service as a member of the Board terminates prior to the Vesting Date for any reason, the Award and all Restricted Stock Units credited to the Participant’s Account shall be forfeited without consideration to the Participant on the date of termination of service.
(d)Dividends. If on any date dividends are paid on shares of Common Stock, then the Participant’s Account shall be credited with dividend equivalent payments, either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, which accumulated dividend equivalents shall be payable and forfeited at the same time as the underlying Restricted Stock Units are settled or forfeited, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to any dividend equivalent payments relating thereto.
(e)Taxes and Withholding. The Participant shall be responsible for all income taxes payable in respect of the Award. Upon the settlement of the Award, the Participant shall be required to pay to the Company, and the Company shall have the right and is hereby authorized to withhold any cash, RSU Shares, other securities or other property deliverable under the Restricted Stock Units or from any compensation or other amounts owing to a Participant, the amount (in cash, RSU Shares, other securities or other property) of any required withholding taxes in respect of the Restricted Stock Units, and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes, if applicable. In addition, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and which would not result in adverse accounting to the Company) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of RSU Shares otherwise issuable or deliverable pursuant to the settlement of the Restricted Stock Units a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company will, to the extent permitted by law, have the right to deduct any such withholding taxes from any payment of any kind otherwise due to Participant.
(f)Rights as a Stockholder. Upon and following the settlement of the Award, the Participant shall be the record owner of the shares of Common Stock issued in respect thereof unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the RSU Shares. Prior to the Settlement Date, the Participant shall not be deemed for any purpose to be the owner of shares of Common Stock underlying the Restricted Stock Units.
8.Miscellaneous.
(a)General Assets. All amounts credited to the Account under this Agreement shall continue for all purposes to be part of the general assets of the Company, the Participant’s interest in the Account shall make the Participant only a general, unsecured creditor of the Company.
(b)Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:
if to the Company:
Harbinger Group Inc.
450 Park Avenue
30th Floor
New York, NY, 10225
Facsimile: 212-906-8559
Attention: Legal Department

if to the Participant, at the Participant’s last known address on file with the Company.
All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.
(c)Clawback/Forfeiture. If the Participant receives any amount in excess of what the Participant should have received under the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company upon 30 days prior written demand by the Committee. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act), the Award shall be subject to any required clawback, forfeiture or similar requirement.
(d)Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(e)No Rights to Service. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the rights of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.
(f)Bound by Plan. By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.
(g)Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
(h)Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.
(i)Section 409A. It is intended that this Award be exempt from or comply with Section 409A of the Code and this Agreement shall be interpreted consistent therewith. This Agreement is subject to Section 15(t) of the Plan.
(j)Electronic Delivery. By executing this Agreement, the Participant hereby consents to the electronic delivery of prospectuses, annual reports and other information required to be delivered by Securities and Exchange Commission rules. This consent may be revoked in writing by the Participant at any time upon three business days’ notice to the Company, in which case subsequent prospectuses, annual reports and other information will be delivered in hard copy to the Participant.
(k)Securities Laws. The Participant agrees that the obligation of the Company to issue RSU Shares shall also be subject, as conditions precedent, to compliance with applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, state securities or corporation laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed.
(l)Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.
(m)Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.
(n)Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.
(o)Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.
Harbinger Group Inc.

By:
Title:

[insert name]

HARBINGER GROUP INC.
2011 OMNIBUS EQUITY AWARD PLAN, AS AMENDED
FORM OF STOCK AWARD AGREEMENT
THIS STOCK AWARD AGREEMENT (the “Agreement”), is made, effective as [ insert date] (hereinafter the “Date of Grant”), between Harbinger Group Inc. (the “Company”), and [name] (the “Participant”).
R E C I T A L S:
WHEREAS, the Company has adopted the Harbinger Group Inc. 2011 Omnibus Equity Award Plan, as amended (the “Plan”), pursuant to which awards of shares of Common Stock may be granted; and
WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant to the Participant an award of shares of Common Stock as provided herein and subject to the terms set forth herein.
NOW THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

I.
Grant of Stock. The Company hereby grants on the Date of Grant to the Participant a total of [ ] shares of Common Stock (the “Shares”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan.

II.Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. In the event of a conflict between the Plan and this Agreement, the terms and conditions of the Plan shall govern. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.
III.Terms and Conditions.
A.Vesting. The Shares shall be [one hundred percent (100%)] vested as of the Date of Grant.
B.Holding Requirement. The Participant agrees to comply with any written holding requirement policy adopted by the Company for employees.
C.Issuance. The Shares shall be issued by the Company and shall be registered in the Participant’s name on the stock transfer books of the Company promptly after the date hereof in book-entry form. The Committee may cause a legend or legends to be put on any stock certificate relating to the Shares to make appropriate reference to such restrictions as the Committee may deem advisable under the Plan or as may be required by the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange that lists the Shares, and any applicable federal or state laws.

D. Taxes and Withholding. The Participant shall be responsible for all income taxes payable in respect of the Shares. The Participant shall be required to pay to the Company, and the Company shall have the right and is hereby authorized to withhold any cash, shares of Stock, other securities or other property or from any compensation or other amounts owing to a Participant, the amount (in cash, Shares other securities or other property) of any required withholding taxes in respect of the Shares, and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes, if applicable. In addition, the Committee [shall][may] permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Shares (which are not subject to any pledge or other security interest and which would not result in adverse accounting to the Company) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of Shares a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability), ), in each case subject to any restrictions set forth in an employment agreement. The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company will, to the extent permitted by law, have the right to deduct any such withholding taxes from any payment of any kind otherwise due to Participant.
IV.Miscellaneous.
A.Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:
if to the Company:

Harbinger Group Inc.
450 Park Avenue
30th Floor
New York, NY, 10022
Facsimile:
Attention: Legal Department
if to the Participant, at the Participant’s last known address on file with the Company.
All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.
B.Clawback/Forfeiture. If the Participant receives any amount in excess of what the Participant should have received with respect to the Shares for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company upon 30 days prior written demand by the Committee. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act), the Shares shall be subject to any required clawback, forfeiture or similar requirement.
C.Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

D.No Rights to Service. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the rights of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.
E.Bound by Plan. By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.
F.Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
G.Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.
H.Section 409A. It is intended that the Shares be exempt from or comply with Section 409A of the Code and this Agreement shall be interpreted consistent therewith. This Agreement is subject to Section 15(t) of the Plan.
I.Electronic Delivery. By executing this Agreement, the Participant hereby consents to the electronic delivery of prospectuses, annual reports and other information required to be delivered by Securities and Exchange Commission rules. This consent may be revoked in writing by the Participant at any time upon three business days’ notice to the Company, in which case subsequent prospectuses, annual reports and other information will be delivered in hard copy to the Participant.
J.Securities Laws. The Participant agrees that the obligation of the Company to issue Shares shall also be subject, as conditions precedent, to compliance with applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, state securities or corporation laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed.
K. Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.
L.Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.
M.Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.
N.Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Harbinger Group Inc.

By:
Title:

[name]

HARBINGER GROUP INC.
2011 OMNIBUS EQUITY AWARD PLAN, AS AMENDED

FORM OF EMPLOYEE NONQUALIFIED OPTION AWARD AGREEMENT

THIS NONQUALIFIED OPTION AWARD AGREEMENT (the “Agreement”), is made, effective as of [insert date] (the “Date of Grant”), between Harbinger Group Inc. (the “Company”), and [insert name] (the “Participant”).

R E C I T A L S:

WHEREAS, the Company has adopted the Harbinger Group Inc. 2011 Omnibus Equity Award Plan, as amended (the “Plan”), pursuant to which Options may be granted; and

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant to the Participant an Option as provided herein and subject to the terms set forth herein.

NOW THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

V.	Grant of Option.
A.Grant. The Company hereby grants to the Participant an Option (the “Option”) to purchase [insert number] shares of Common Stock (such shares, the “Option Shares”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan. The Option is not intended to qualify as an Incentive Stock Option. The Exercise Price, being the price at which the Participant shall be entitled to purchase the Option Shares upon the exercise of all or any portion of the Option, shall be $[insert price] per Option Share.
B.Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. In the event of a conflict between an employment agreement and this Agreement, the terms and conditions of the employment agreement shall govern. In the event of a conflict between the Plan and this Agreement after taking into account the preceding sentence, the terms and conditions of the Plan shall govern. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

VI.
Vesting. Except as may otherwise be provided herein (or as otherwise provided in an employment, consulting or other written agreement between the Participant and the Company or any of its Subsidiaries), subject to the Participant’s continued employment with the Company or a Subsidiary, the Option shall become vested and exercisable with respect to [insert percentage] (XX%) of the Option Shares on each of the [insert applicable anniversaries] anniversaries of the [insert vesting commencement date] (each such date, a “Vesting Date”). Any fractional Option Shares resulting from the application of the vesting schedule shall be aggregated and the Option Shares resulting from such aggregation shall vest on the final Vesting Date.

VII.Transferability. The Option may not be assigned, alienated, pledged, attached, sold, gifted, loaned or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, pursuant to a qualified domestic relations order or as otherwise permitted under of the Plan. In the event of the Participant’s death, the Option shall thereafter be exercisable (to the extent otherwise exercisable hereunder) only by the Participant’s executors or administrators. In addition, the Participant agrees to comply with any written holding requirement policy adopted by the Company for employees.
VIII.Termination of Employment. Except as otherwise provided below (or as otherwise provided in an employment, consulting or other written agreement between the Participant and the Company or any of its Subsidiaries), if the Participant’s employment or service with the Company or any Subsidiary, as applicable, terminates for any reason, then the unvested portion of the Option shall be cancelled immediately and the Participant shall immediately forfeit any rights to the Option Shares subject to such unvested portion.
IX.Expiration.
A.In no event shall all or any portion of the Option be exercisable after the tenth anniversary of the Date of Grant (the “Option Period”).
B.Except as otherwise provided in an employment, consulting or other written agreement between the Participant and the Company or any of its Subsidiaries, if the Participant’s employment or service with the Company and all Subsidiaries is terminated (i) by the Company or its Subsidiaries without Cause the Option shall expire on the earlier of the last day of the Option Period or the date that is 90 days after the date of such termination, or (ii) by the Participant for any reason other than at a time when grounds to terminate the Participant’s employment for Cause exist, the Option shall expire on the earlier of the last day of the Option Period or the date that is 30 days after the date of such termination. In the event of a termination described in this subsection (b), the Option shall remain exercisable by the Participant until its expiration only to the extent the Option was exercisable at the time of such termination.
C.Except as otherwise provided in an employment, consulting or other written agreement between the Participant and the Company or any of its Subsidiaries, if the Participant dies or is terminated on account of Disability prior to the end of the Option Period and while still in the employ or service of the Company or a Subsidiary, the Option shall remain exercisable by the Participant or his or her beneficiary, as applicable, until the earlier of the last day of the Option Period or the date that is one year after the date of death or termination on account of Disability of the Participant, as applicable. In the event of a termination described in this subsection (c), the Option shall remain exercisable by the Participant until its expiration only to the extent the Option was exercisable at the time of such termination.
D.If the Participant ceases employment or service of the Company or any of its Subsidiaries due to a termination for Cause or a termination by the Participant for any reason at a time when grounds to terminate the Participant’s employment for Cause exist, the Option (including any vested portion of the Option) shall expire immediately upon such cessation of employment or service.
X.Method of Exercise.
A.Options which have become exercisable may be exercised by delivery of a duly executed written notice of exercise to the Company at its principal business office using such form(s) as may be required from time to time by the Company. The Participant may obtain such form(s) by contacting the Legal Department at the address set forth in Section 9(a) below.
B.No Option Shares shall be delivered pursuant to any exercise of the Option until payment in full of the Exercise Price therefor is received by the Company in accordance with Section 7(d) of the Plan and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

C.Subject to applicable law, the Exercise Price and applicable tax withholding shall be payable by (i) cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) [if approved by the Committee,] tendering previously acquired Common Stock (either actually or by attestation) valued at their then Fair Market Value, (iii) [if approved by the Committee,] a “net exercise” procedure effected by withholding the minimum number of Option Shares otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and all applicable required withholding taxes, and (iv) such other method which is approved by the Committee. Any fractional shares of Common Stock shall be settled in cash.
XI.Rights as a Shareholder. The Participant shall not be deemed for any purpose to be the owner of any Option Shares unless, until and to the extent that (i) this Option shall have been exercised pursuant to its terms, (ii) the Company shall have issued and delivered to the Participant the Option Shares, and (iii) the Participant’s name shall have been entered as a shareholder of record with respect to such Option Shares on the books of the Company.
XII.Tax Withholding. The exercise of the Option (or any portion thereof) shall be subject to the Participant satisfying any applicable federal, state, local and foreign tax withholding obligations. The Company shall have the power and the right to deduct or withhold from all amounts payable to the Participant in connection with the Option or otherwise, or require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law. In addition, the Committee [may, in its sole discretion][shall], permit the Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and which would not result in adverse accounting to the Company) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of Option Shares otherwise issuable or deliverable pursuant to the exercise of the Option Shares a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability), in each case subject to any restrictions set forth in an employment agreement. The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company will, to the extent permitted by law, have the right to deduct any such withholding taxes from any payment of any kind otherwise due to the Participant.
XIII.Miscellaneous.
A.Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:
if to the Company:

Harbinger Group Inc.
450 Park Avenue
30th Floor
New York, NY, 10022
Facsimile:
Attention: Legal Department

if to the Participant, at the Participant’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

B.Clawback/Forfeiture. If the Participant receives any amount in excess of what the Participant should have received with respect to the Option Shares for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company upon 30 days prior written demand by the Committee. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act), the Option Shares shall be subject to any required clawback, forfeiture or similar requirement.
C.Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
D.No Rights to Service. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the rights of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.
E.Bound by Plan. By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.
F.Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
G.Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.
H.Section 409A. The Option is intended to be exempt from or comply with Section 409A of the Code and this Agreement shall be interpreted consistent therewith. This Agreement is subject to Section 15(t) of the Plan.
I.Electronic Delivery. By executing this Agreement, the Participant hereby consents to the electronic delivery of prospectuses, annual reports and other information required to be delivered by Securities and Exchange Commission rules. This consent may be revoked in writing by the Participant at any time upon three business days’ notice to the Company, in which case subsequent prospectuses, annual reports and other information will be delivered in hard copy to the Participant.
J. Securities Laws. The Participant agrees that the obligation of the Company to issue Option Shares shall also be subject, as conditions precedent, to compliance with applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, state securities or corporation laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed.

K.Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.
L.Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

M.Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.
N.Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as set forth below.

Harbinger Group Inc.

By:
Title:

[insert name of Participant]

HARBINGER GROUP INC.
2011 OMNIBUS EQUITY AWARD PLAN, AS AMENDED
FORM OF RESTRICTED STOCK AWARD AGREEMENT
THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”), is made, effective as of [insert date] (hereinafter the “Date of Grant”), between Harbinger Group Inc. (the “Company”), and [insert name] (the “Participant”).
R E C I T A L S:
WHEREAS, the Company has adopted the Harbinger Group Inc. 2011 Omnibus Equity Award Plan, as amended (the “Plan”), pursuant to which awards of Restricted Stock may be granted; and
WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant to the Participant an award of Restricted Stock as provided herein and subject to the terms set forth herein.
NOW THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

XIV.
Grant of Restricted Stock. The Company hereby grants on the Date of Grant to the Participant a total of [insert number] shares of Restricted Stock (the “Restricted Shares”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan. The Restricted Shares shall vest in accordance with Section 3 hereof.

XV.Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. In the event of a conflict between an employment agreement and this Agreement, the terms and conditions of the employment agreement shall govern. In the event of a conflict between the Plan and this Agreement after taking into account the preceding sentence, the terms and conditions of the Plan shall govern. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.
XVI.Terms and Conditions.
A.Vesting and Forfeiture. The Restricted Shares subject thereto shall be one hundred percent (100%) unvested as of the Date of Grant. Except as otherwise provided in the Plan and this Agreement (or as otherwise provided in an employment, consulting or other written agreement between the Participant and the Company or any of its Subsidiaries), the Restricted Shares shall vest and become non-forfeitable on the [insert applicable anniversary] of the [insert vesting commencement date] (the “Vesting Date”), contingent upon the Participant’s continued service to the Company through the Vesting Date.

B.Transfer Restrictions; Holding Requirement. Prior to the Vesting Date, the Restricted Shares granted hereunder may not be sold, pledged, loaned, gifted or otherwise transferred (other than by will or the laws of descent and distribution) and may not be subject to lien, garnishment, attachment or other legal process. In addition, the Participant agrees to comply with any written holding requirement policy adopted by the Company for employees.
C.Issuance. The Restricted Shares shall be issued by the Company and shall be registered in the Participant’s name on the stock transfer books of the Company promptly after the date hereof in book-entry form, subject to the Company’s directions at all times prior to the date the Restricted Shares vest. As a condition to the receipt of the Restricted Shares, the Participant shall at the request of the Company deliver to the Company one or more stock powers, duly endorsed in blank, relating to the Restricted Shares. The Committee may cause a legend or legends to be put on any stock certificate relating to the Restricted Shares to make appropriate reference to such restrictions as the Committee may deem advisable under the Plan or as may be required by the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange that lists the Restricted Shares, and any applicable federal or state laws.
D.Effect of Termination of Service. Except as otherwise provided below (or as otherwise provided in an employment, consulting or other written agreement between the Participant and the Company or any of its Subsidiaries), if the Participant’s employment with the Company terminates prior to the Vesting Date for any reason, the Restricted Shares shall be forfeited without consideration to the Participant on the date of termination of service.
E.Rights as a Stockholder; Dividends. The Participant shall be the record owner of the Restricted Shares unless and until such shares are forfeited pursuant to Section 3(d) hereof or sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Shares; provided, that any cash or in-kind dividends paid with respect to unvested Restricted Shares shall be withheld by the Company and shall be paid to the Participant, without interest, only when, and if, such Restricted Shares shall become vested.
F. Taxes and Withholding. The Participant shall be responsible for all income taxes payable in respect of the Restricted Shares. Upon the vesting of the Restricted Shares, the Participant shall be required to pay to the Company, and the Company shall have the right and is hereby authorized to withhold any cash, shares of Common Stock, other securities or other property deliverable under the Restricted Shares or from any compensation or other amounts owing to a Participant, the amount (in cash, Restricted Shares, other securities or other property) of any required withholding taxes in respect of the Restricted Shares, and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes, if applicable. In addition, the Committee [may, in its sole discretion][shall], permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and which would not result in adverse accounting to the Company) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of Restricted Shares otherwise issuable or deliverable pursuant to the vesting of the Restricted Shares a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability), in each case subject to any restrictions set forth in an employment agreement. The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company will, to the extent permitted by law, have the right to deduct any such withholding taxes from any payment of any kind otherwise due to Participant.
XVII.Miscellaneous.

A.Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:
if to the Company:

Harbinger Group Inc.
450 Park Avenue
30th Floor
New York, NY, 10022
Facsimile:
Attention: Legal Department
if to the Participant, at the Participant’s last known address on file with the Company.
All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.
B.Clawback/Forfeiture. If the Participant receives any amount in excess of what the Participant should have received with respect to the Restricted Shares for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company upon 30 days prior written demand by the Committee. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act), the Restricted Shares shall be subject to any required clawback, forfeiture or similar requirement.
C.Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
D.No Rights to Service. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the rights of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.
E.Bound by Plan. By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.
F.Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
G.Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.
H.Section 409A. It is intended that the Restricted Shares be exempt from or comply with Section 409A of the Code and this Agreement shall be interpreted consistent therewith. This Agreement is subject to Section 15(t) of the Plan.

I.Electronic Delivery. By executing this Agreement, the Participant hereby consents to the electronic delivery of prospectuses, annual reports and other information required to be delivered by Securities and Exchange Commission rules. This consent may be revoked in writing by the Participant at any time upon three business days’ notice to the Company, in which case subsequent prospectuses, annual reports and other information will be delivered in hard copy to the Participant.
J.Securities Laws. The Participant agrees that the obligation of the Company to issue Restricted Shares shall also be subject, as conditions precedent, to compliance with applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, state securities or corporation laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed.
K. Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.
L.Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.
M.Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.
N.Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Harbinger Group Inc.
By:
Title:
[insert name of Participant]